                                                             EXHIBIT 10.1

                               SECOND AMENDMENT TO
                           CHANGE OF CONTROL AGREEMENT


     This Second Amendment by and between Weatherford International Incorporated, a Delaware corporation ("Weatherford"), and Philip Burguieres (the "Executive"), dated as of August 28, 1995.

                                    RECITALS:
                                    --------

     A. Weatherford and the Executive have entered into that certain Change of Control Agreement dated as of December 9, 1993, as amended by that certain First Amendment to Change of Control Agreement (collectively, the "Agreement"), establishing various matters related to the Executive's compensation and benefits in the event of a Change of Control (as defined in the Agreement).

     B. The parties have agreed to amend certain provisions of the Agreement, but only upon consummation of the merger (the "Merger") of Weatherford and Enterra Corporation, a Delaware corporation ("Enterra"), and payment to the Executive of certain amounts.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

          1. At the closing (the "Closing") of the transactions contemplated by the Agreement and Plan of Merger dated as of June 23, 1995, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of August 28, 1995, between Weatherford and Enterra, Weatherford shall pay the Executive $630,000 (the "Payment").

          2. Effective at the Closing, Subsection 5(c) shall be amended by deleting the last sentence of the last paragraph.

          3. Effective at the Closing, Subsection 6(d) shall be amended by adding the following proviso to the end of the second sentence:

               "; PROVIDED, HOWEVER, that if the Executive voluntarily terminates employment for any reason during the 30-day period immediately following the first anniversary to the Effective Date, the Executive also shall be entitled to the benefits set forth in Section 6(a)(iv) of this Agreement."

          4. The Executive hereby acknowledges that the Payment constitutes good, valuable and adequate consideration for the amendments to the Agreement made hereby.

          5. The remainder of the Agreement shall remain in full force and effect as written.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                                        WEATHERFORD INTERNATIONAL
                                        INCORPORATED


                                        By:    /s/ H. Suzanne Thomas
                                               --------------------------------
                                        Name:  H. Suzanne Thomas
                                               --------------------------------



                                        /s/ Philip Burguieres
                                        ---------------------------------------
                                        Executive

                               SECOND AMENDMENT TO
                           CHANGE OF CONTROL AGREEMENT


     This Second Amendment by and between Weatherford International Incorporated, a Delaware corporation ("Weatherford"), and James R. Burke (the "Executive"), dated as of August 28, 1995.

                                    RECITALS:
                                    --------

     A. Weatherford and the Executive have entered into that certain Change of Control Agreement dated as of December 9, 1993, as amended by that certain First Amendment to Change of Control Agreement (collectively, the "Agreement"), establishing various matters related to the Executive's compensation and benefits in the event of a Change of Control (as defined in the Agreement).

     B. The parties have agreed to amend certain provisions of the Agreement, but only upon consummation of the merger (the "Merger") of Weatherford and Enterra Corporation, a Delaware corporation ("Enterra"), and payment to the Executive of certain amounts.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

          1. At the closing (the "Closing") of the transactions contemplated by the Agreement and Plan of Merger dated as of June 23, 1995, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of August 28, 1995, between Weatherford and Enterra, Weatherford shall pay the Executive $182,004 (the "Payment").

          2. Effective at the Closing, Subsection 5(c) shall be amended by deleting the last sentence of the last paragraph.

          3. Effective at the Closing, Subsection 6(d) shall be amended by adding the following proviso to the end of the second sentence:

               "; PROVIDED, HOWEVER, that if the Executive voluntarily terminates employment for any reason during the 30-day period immediately following the first anniversary to the Effective Date, the Executive also shall be entitled to the benefits set forth in Section 6(a)(iv) of this Agreement."

          4. The Executive hereby acknowledges that the Payment constitutes good, valuable and adequate consideration for the amendments to the Agreement made hereby.

          5. The remainder of the Agreement shall remain in full force and effect as written.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                                        WEATHERFORD INTERNATIONAL
                                        INCORPORATED


                                        By:    /s/ H. Suzanne Thomas
                                               --------------------------------
                                        Name:  H. Suzanne Thomas
                                               --------------------------------



                                        /s/ James R. Burke
                                        ---------------------------------------
                                        Executive

                               SECOND AMENDMENT TO
                           CHANGE OF CONTROL AGREEMENT


     This Second Amendment by and between Weatherford International Incorporated, a Delaware corporation ("Weatherford"), and M. E. Eagles (the "Executive"), dated as of August 28, 1995.

                                    RECITALS:
                                    --------

     A. Weatherford and the Executive have entered into that certain Change of Control Agreement dated as of December 9, 1993, as amended by that certain First Amendment to Change of Control Agreement (collectively, the "Agreement"), establishing various matters related to the Executive's compensation and benefits in the event of a Change of Control (as defined in the Agreement).

     B. The parties have agreed to amend certain provisions of the Agreement, but only upon consummation of the merger (the "Merger") of Weatherford and Enterra Corporation, a Delaware corporation ("Enterra"), and payment to the Executive of certain amounts.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

          1. At the closing (the "Closing") of the transactions contemplated by the Agreement and Plan of Merger dated as of June 23, 1995, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of August 28, 1995, between Weatherford and Enterra, Weatherford shall pay the Executive $245,004 (the "Payment").

          2. Effective at the Closing, Subsection 5(c) shall be amended by deleting the last sentence of the last paragraph.

          3. Effective at the Closing, Subsection 6(d) shall be amended by adding the following proviso to the end of the second sentence:

               "; PROVIDED, HOWEVER, that if the Executive voluntarily terminates employment for any reason during the 30-day period immediately following the first anniversary to the Effective Date, the Executive also shall be entitled to the benefits set forth in Section 6(a)(iv) of this Agreement."

          4. The Executive hereby acknowledges that the Payment constitutes good, valuable and adequate consideration for the amendments to the Agreement made hereby.

          5. The remainder of the Agreement shall remain in full force and effect as written.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                                        WEATHERFORD INTERNATIONAL
                                        INCORPORATED


                                        By:    /s/ H. Suzanne Thomas
                                               --------------------------------
                                        Name:  H. Suzanne Thomas
                                               --------------------------------



                                        /s/ M. E. Eagles
                                        ---------------------------------------
                                        Executive

                               SECOND AMENDMENT TO
                           CHANGE OF CONTROL AGREEMENT


     This Second Amendment by and between Weatherford International Incorporated, a Delaware corporation ("Weatherford"), and Norman W. Nolen (the "Executive"), dated as of August 28, 1995.

                                    RECITALS:
                                    --------

     A. Weatherford and the Executive have entered into that certain Change of Control Agreement dated as of December 9, 1993, as amended by that certain First Amendment to Change of Control Agreement (collectively, the "Agreement"), establishing various matters related to the Executive's compensation and benefits in the event of a Change of Control (as defined in the Agreement).

     B. The parties have agreed to amend certain provisions of the Agreement, but only upon consummation of the merger (the "Merger") of Weatherford and Enterra Corporation, a Delaware corporation ("Enterra"), and payment to the Executive of certain amounts.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

          1. At the closing (the "Closing") of the transactions contemplated by the Agreement and Plan of Merger dated as of June 23, 1995, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of August 28, 1995, between Weatherford and Enterra, Weatherford shall pay the Executive $155,004 (the "Payment").

          2. Effective at the Closing, Subsection 5(c) shall be amended by deleting the last sentence of the last paragraph.

          3. Effective at the Closing, Subsection 6(d) shall be amended by adding the following proviso to the end of the second sentence:

               "; PROVIDED, HOWEVER, that if the Executive voluntarily terminates employment for any reason during the 30-day period immediately following the first anniversary to the Effective Date, the Executive also shall be entitled to the benefits set forth in Section 6(a)(iv) of this Agreement."

          4. The Executive hereby acknowledges that the Payment constitutes good, valuable and adequate consideration for the amendments to the Agreement made hereby.

          5. The remainder of the Agreement shall remain in full force and effect as written.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                                        WEATHERFORD INTERNATIONAL
                                        INCORPORATED


                                        By:    /s/ H. Suzanne Thomas
                                               --------------------------------
                                        Name:  H. Suzanne Thomas
                                               --------------------------------



                                        /s/ Norman W. Nolen
                                        ---------------------------------------
                                        Executive

                               SECOND AMENDMENT TO
                           CHANGE OF CONTROL AGREEMENT


     This Second Amendment by and between Weatherford International Incorporated, a Delaware corporation ("Weatherford"), and Suzanne Thomas (the "Executive"), dated as of August 28, 1995.

                                    RECITALS:
                                    --------

     A. Weatherford and the Executive have entered into that certain Change of Control Agreement dated as of December 9, 1993, as amended by that certain First Amendment to Change of Control Agreement (collectively, the "Agreement"), establishing various matters related to the Executive's compensation and benefits in the event of a Change of Control (as defined in the Agreement).

     B. The parties have agreed to amend certain provisions of the Agreement, but only upon consummation of the merger (the "Merger") of Weatherford and Enterra Corporation, a Delaware corporation ("Enterra"), and payment to the Executive of certain amounts.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

          1. At the closing (the "Closing") of the transactions contemplated by the Agreement and Plan of Merger dated as of June 23, 1995, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of August 28, 1995, between Weatherford and Enterra, Weatherford shall pay the Executive $155,004 (the "Payment").

          2. Effective at the Closing, Subsection 5(c) shall be amended by deleting the last sentence of the last paragraph.

          3. Effective at the Closing, Subsection 6(d) shall be amended by adding the following proviso to the end of the second sentence:

               "; PROVIDED, HOWEVER, that if the Executive voluntarily terminates employment for any reason during the 30-day period immediately following the first anniversary to the Effective Date, the Executive also shall be entitled to the benefits set forth in Section 6(a)(iv) of this Agreement."

          4. The Executive hereby acknowledges that the Payment constitutes good, valuable and adequate consideration for the amendments to the Agreement made hereby.

          5. The remainder of the Agreement shall remain in full force and effect as written.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                                        WEATHERFORD INTERNATIONAL
                                        INCORPORATED


                                        By:    /s/ Philip Burguieres
                                               --------------------------------
                                        Name:  Philip Burguieres
                                               --------------------------------



                                        /s/ H. Suzanne Thomas
                                        ---------------------------------------
                                        Executive

                               SECOND AMENDMENT TO
                           CHANGE OF CONTROL AGREEMENT


     This Second Amendment by and between Weatherford International Incorporated, a Delaware corporation ("Weatherford"), and James D. Green (the "Executive"), dated as of August 28, 1995.

                                    RECITALS:
                                    --------

     A. Weatherford and the Executive have entered into that certain Change of Control Agreement dated as of December 9, 1993, as amended by that certain First Amendment to Change of Control Agreement (collectively, the "Agreement"), establishing various matters related to the Executive's compensation and benefits in the event of a Change of Control (as defined in the Agreement).

     B. The parties have agreed to amend certain provisions of the Agreement, but only upon consummation of the merger (the "Merger") of Weatherford and Enterra Corporation, a Delaware corporation ("Enterra"), and payment to the Executive of certain amounts.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

          1. At the closing (the "Closing") of the transactions contemplated by the Agreement and Plan of Merger dated as of June 23, 1995, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of August 28, 1995, between Weatherford and Enterra, Weatherford shall pay the Executive $67,200 (the "Payment").

          2. Effective at the Closing, Subsection 5(c) shall be amended by deleting the last sentence of the last paragraph.

          3. Effective at the Closing, Subsection 6(d) shall be amended by adding the following proviso to the end of the second sentence:

               "; PROVIDED, HOWEVER, that if the Executive voluntarily terminates employment for any reason during the 30-day period immediately following the first anniversary to the Effective Date, the Executive also shall be entitled to the benefits set forth in Section 6(a)(iv) of this Agreement."

          4. The Executive hereby acknowledges that the Payment constitutes good, valuable and adequate consideration for the amendments to the Agreement made hereby.

          5. The remainder of the Agreement shall remain in full force and effect as written.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                                        WEATHERFORD INTERNATIONAL
                                        INCORPORATED


                                        By:    /s/ H. Suzanne Thomas
                                               --------------------------------
                                        Name:  H. Suzanne Thomas
                                               --------------------------------



                                        /s/ James D. Green
                                        ---------------------------------------
                                        Executive

                               SECOND AMENDMENT TO
                           CHANGE OF CONTROL AGREEMENT


     This Second Amendment by and between Weatherford International Incorporated, a Delaware corporation ("Weatherford"), and Gay S. Mayeux "Executive"), dated as of August 28, 1995.

                                    RECITALS:
                                    --------

     A. Weatherford and the Executive have entered into that certain Change of Control Agreement dated as of December 9, 1993, as amended by that certain First Amendment to Change of Control Agreement (collectively, the "Agreement"), establishing various matters related to the Executive's compensation and benefits in the event of a Change of Control (as defined in the Agreement).

     B. The parties have agreed to amend certain provisions of the Agreement, but only upon consummation of the merger (the "Merger") of Weatherford and Enterra Corporation, a Delaware corporation ("Enterra"), and payment to the Executive of certain amounts.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

          1. At the closing (the "Closing") of the transactions contemplated by the Agreement and Plan of Merger dated as of June 23, 1995, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of August 28, 1995, between Weatherford and Enterra, Weatherford shall pay the Executive $53,004 (the "Payment").

          2. Effective at the Closing, Subsection 5(c) shall be amended by deleting the last sentence of the last paragraph.

          3. Effective at the Closing, Subsection 6(d) shall be amended by adding the following proviso to the end of the second sentence:

               "; PROVIDED, HOWEVER, that if the Executive voluntarily terminates employment for any reason during the 30-day period immediately following the first anniversary to the Effective Date, the Executive also shall be entitled to the benefits set forth in Section 6(a)(iv) of this Agreement."

          4. The Executive hereby acknowledges that the Payment constitutes good, valuable and adequate consideration for the amendments to the Agreement made hereby.

          5. The remainder of the Agreement shall remain in full force and effect as written.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                                        WEATHERFORD INTERNATIONAL
                                        INCORPORATED


                                        By:    /s/ H. Suzanne Thomas
                                               --------------------------------
                                        Name:  H. Suzanne Thomas
                                               --------------------------------



                                        /s/ Gay S. Mayeux
                                        ---------------------------------------
                                        Executive

                               SECOND AMENDMENT TO
                           CHANGE OF CONTROL AGREEMENT


     This Second Amendment by and between Weatherford International Incorporated, a Delaware corporation ("Weatherford"), and Jon Nicholson (the "Executive"), dated as of August 28, 1995.

                                    RECITALS:
                                    --------

     A. Weatherford and the Executive have entered into that certain Change of Control Agreement dated as of December 9, 1993, as amended by that certain First Amendment to Change of Control Agreement (collectively, the "Agreement"), establishing various matters related to the Executive's compensation and benefits in the event of a Change of Control (as defined in the Agreement).

     B. The parties have agreed to amend certain provisions of the Agreement, but only upon consummation of the merger (the "Merger") of Weatherford and Enterra Corporation, a Delaware corporation ("Enterra"), and payment to the Executive of certain amounts.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

          1. At the closing (the "Closing") of the transactions contemplated by the Agreement and Plan of Merger dated as of June 23, 1995, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of August 28, 1995, between Weatherford and Enterra, Weatherford shall pay the Executive $57,504 (the "Payment").

          2. Effective at the Closing, Subsection 5(c) shall be amended by deleting the last sentence of the last paragraph.

          3. Effective at the Closing, Subsection 6(d) shall be amended by adding the following proviso to the end of the second sentence:

               "; PROVIDED, HOWEVER, that if the Executive voluntarily terminates employment for any reason during the 30-day period immediately following the first anniversary to the Effective Date, the Executive also shall be entitled to the benefits set forth in Section 6(a)(iv) of this Agreement."

          4. The Executive hereby acknowledges that the Payment constitutes good, valuable and adequate consideration for the amendments to the Agreement made hereby.

          5. The remainder of the Agreement shall remain in full force and effect as written.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                                        WEATHERFORD INTERNATIONAL
                                        INCORPORATED


                                        By:    /s/ H. Suzanne Thomas
                                               --------------------------------
                                        Name:  H. Suzanne Thomas
                                               --------------------------------



                                        /s/ Jon Nicholson
                                        ---------------------------------------
                                        Executive

                               SECOND AMENDMENT TO
                           CHANGE OF CONTROL AGREEMENT


     This Second Amendment by and between Weatherford International Incorporated, a Delaware corporation ("Weatherford"), and Weldon W. Walker (the "Executive"), dated as of August 28, 1995.

                                    RECITALS:
                                    --------

     A. Weatherford and the Executive have entered into that certain Change of Control Agreement dated as of June 1, 1994, as amended by that certain First Amendment to Change of Control Agreement (collectively, the "Agreement"), establishing various matters related to the Executive's compensation and benefits in the event of a Change of Control (as defined in the Agreement).

     B. The parties have agreed to amend certain provisions of the Agreement, but only upon consummation of the merger (the "Merger") of Weatherford and Enterra Corporation, a Delaware corporation ("Enterra"), and payment to the Executive of certain amounts.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

          1. At the closing (the "Closing") of the transactions contemplated by the Agreement and Plan of Merger dated as of June 23, 1995, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of August 28, 1995, between Weatherford and Enterra, Weatherford shall pay the Executive $60,480 (the "Payment").

          2. Effective at the Closing, Subsection 5(c) shall be amended by deleting the last sentence of the last paragraph.

          3. Effective at the Closing, Subsection 6(d) shall be amended by adding the following proviso to the end of the second sentence:

               "; PROVIDED, HOWEVER, that if the Executive voluntarily terminates employment for any reason during the 30-day period immediately following the first anniversary to the Effective Date, the Executive also shall be entitled to the benefits set forth in Section 6(a)(iv) of this Agreement."

          4. The Executive hereby acknowledges that the Payment constitutes good, valuable and adequate consideration for the amendments to the Agreement made hereby.

          5. The remainder of the Agreement shall remain in full force and effect as written.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                                        WEATHERFORD INTERNATIONAL
                                        INCORPORATED


                                        By:    /s/ H. Suzanne Thomas
                                               --------------------------------
                                        Name:  H. Suzanne Thomas
                                               --------------------------------



                                        /s/ Weldon W. Walker
                                        ---------------------------------------
                                        Executive


                                      - 2 -